Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Cereplast, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heather E. Sheehan, Sr. Vice President & Chief Financial Officer and Principal Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Heather E. Sheehan Heather E. Sheehan Sr. Vice President & Chief Financial Officer (Principal Financial and Accounting Officer) August 15, 2011